Virtus Convertible Fund, Virtus Duff & Phelps Water Fund,

Virtus Global Allocation Fund, Virtus International Small-Cap Fund,

Virtus Newfleet Short Duration High Income Fund, Virtus NFJ Emerging Markets Value Fund,

and Virtus NFJ Global Sustainability Fund (each a “Fund” and together the “Funds”),

each a series of Virtus Strategy Trust

Supplement dated March 25, 2024 to the Funds’ Summary Prospectuses and the Virtus Strategy Trust Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated January 29, 2024, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective May 10, 2024, Class P and Administrative Class shares of the Funds will no longer be offered. Existing Class P shares of each of the Funds will be converted to Institutional Class shares of each respective Fund, and Administrative Class shares of Virtus Convertible Fund and Virtus Global Allocation Fund will be converted to Institutional Class shares of each respective Fund.

Shareholders holding Class P shares or Administrative Class shares at the time of the conversion will receive Institutional Class shares having an aggregate net asset value equal to the aggregate net asset value of their Class P shares or Administrative Class shares immediately prior to the conversion. No sales charges will be imposed in connection with this conversion, and the conversion is not expected to be treated as a taxable event by the U.S. Internal Revenue Service. Shareholders whose Class P shares or Administrative Class shares are converted to Institutional Class shares in this event will be eligible to purchase Institutional Class shares in their existing account without imposition of any sales charges after the conversion. Please refer to each Fund’s prospectuses for any differences between share classes, including sales charge structure, expenses and other options.

No purchases may be made into Class P shares or Administrative Class shares of any Fund after the close of business on May 6, 2024, provided that the Funds’ transfer agent may make exceptions at its discretion to address operational limitations.

Also effective May 10, 2024, the Funds’ investment adviser, Virtus Investment Advisers, Inc., will extend the duration of the contractual expense limitation arrangements for Virtus Convertible Fund and Virtus Duff & Phelps Water Fund to be effective through May 10, 2026.

As of May 11, 2024, references to Class P shares or Administrative Class shares in the prospectuses and SAI for each applicable Fund of the Trust will be removed and Class P shares or Administrative Class shares no longer will be available.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VST 8060/Class P/Admin Class Conversions (3/2024)